Exhibit 10.16

AMENDMENT TO Agreement of purchase and sale

THIS AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is made effective as of September 11, 2019,  by and between TREEMONT CAPITAL PARTNERS IV, LP, a Texas limited partnership (“Seller”), and LODGING FUND REIT III OP, LP, a Delaware limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser previously entered into that certain Agreement of Purchase and Sale dated July 26, 2019 (the “Agreement”)  with respect to the property located at 6435 50th Street, Lubbock, Texas 79407 and commonly known as “Fairfield Inn & Suites By Marriott – Lubbock Southwest”   (“Property”).

B. As a condition to Purchaser electing to proceed with the acquisition of the Property in accordance with the Agreement, the parties desire to amend the Agreement in certain respects as set forth below.

AMENDMENT

NOW, THEREFORE, in consideration of the execution and delivery of the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. All capitalized terms used herein have the same meanings ascribed to them in the Agreement.

2. Study Period Extension.  The Study Period, as set forth in Section 1.52 of the Agreement, shall be amended to 5:00 p.m., Central Time, on September 13, 2019.  In the event Purchaser is not in receipt of all third party reports by such time,  Seller may elect, in its sole and absolute discretion, to further extend the Study Period to 5:00 p.m., Central Time, on September 17, 2019 by delivering written notice to Purchaser and Title Company of such election by electronic mail.

3. Counterpart Execution.  This Amendment may be executed in multiple counterparts which, when combined together, shall constitute an original of this Amendment.  In addition, facsimile signatures or PDF signatures (sent by e-mail) of the parties shall be effective on all counterparts of this Amendment.

4. Entire Agreement.  This Amendment, together with the Agreement, embodies the entire Agreement of the parties hereto.  The Agreement, as amended hereby, can only be further modified or varied by written instrument subscribed to by all the parties hereto.

5. Effect of Amendment. All terms and conditions of the Agreement not specifically amended hereby are hereby ratified, confirmed, and shall continue in full force and effect.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SELLER:

TREEMONT CAPITAL PARTNERS IV, LP,
a Texas Limited Partnership

By:		TREEMONT CAPITAL PARTNERS IV GP, LLC,
a Texas Limited Liability Company,
its General Partner

	By:	/s/ Philip A. McRae
Philip A. McRae, Manager

PURCHASER:

Lodging Fund REIT III OP, LP.
a Delaware limited partnership

By:		Lodging Fund REIT III, Inc.
a Maryland corporation
Its:		General Partner

By:		/s/ David Durell
David Durell, Chief Acquisition Officer

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